Exhibit 99. - h(vii)

                    [FORM OF] EXPENSE LIMITATION AGREEMENT

      This EXPENSE LIMITATION AGREEMENT is made as of the 1st day of January, 2002 by and among DEUTSCHE INVESTORS PORTFOLIOS TRUST, a New York business trust (the "Trust") on behalf of EUROPEAN MID-CAP PORTFOLIO, (the "Portfolio"), DEUTSCHE INVESTORS FUNDS, INC., a Maryland Corporation (the "Corporation") on behalf of EUROPEAN MID-CAP FUND, (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation ("ICCC"), with respect to the following:

      WHEREAS, ICCC serves as the Portfolio's Investment Advisor (the "Advisor") pursuant to an Investment Advisory Agreement dated May 7, 2001, and the Fund's Administrator pursuant to a Master Services Agreement dated September 1, 2000 (collectively, the "Agreements").

      NOW, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

      1. ICCC, in its capacity as the Portfolio's Advisor and Fund's Administrator, agrees to waive its fees and/ or reimburse expenses to the extent necessary so that the ordinary annual operating expenses for each of the classes set forth on Exhibit A, as may be amended from time to time, do not exceed the percentage of average daily net assets set forth on Exhibit A for the period January 1, 2002 through December 31, 2002. For the purposes of this Agreement, ordinary operating expenses for a Fund generally consist of costs not specifically borne by the Advisor, Administrator or a Fund's principal underwriter, including investment advisory fees, administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations, but excluding: (a) transactions costs (such as brokerage commissions and dealer and underwriter spreads); (b) interest charges on fund borrowings; (c) taxes; (d) litigation and indemnification costs; and (e) extraordinary expenses. Extraordinary expenses are those that are unusual or expected to recur only infrequently, including, but not limited to (i) expenses of the reorganization, restructuring or merger of a Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a Fund or class (except to the extent relating to routine items such as the election of trustees or the approval of independent public accountants); and (iii) expenses of converting to a new custodian, transfer agent or other service provider.

      2. This Agreement shall be effective as to the Portfolio and Fund as of the date the Portfolio and Fund commence operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to the Portfolio, by the Board of Directors of the Corporation with respect to the Fund and, unless sooner terminated as provided herein, shall continue in effect as to the Fund for the stated period and may be extended for another period, provided such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees/Directors of the Trust and Corporation. Upon the termination of any of the Agreements, this Agreement shall automatically terminate with respect to the Portfolio and Fund.

      3. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "1940 Act") shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.


                                    DEUTSCHE INVESTORS PORTFOLIOS TRUST
                                    On behalf of European Mid-Cap Portfolio

III.    Attest:                           By:
              -------------------                -------------------------
        Name: Savonne Ferguson            Name:  Amy M. Olmert
                                          Title: Secretary


                                    DEUTSCHE INVESTORS FUNDS, INC.
                                    On behalf of European Mid-Cap Fund

Attest:                             By:
        -------------------------         --------------------------------
        Name: Savonne Ferguson            Name:  Amy M. Olmert
                                          Title: Secretary


                                    INVESTMENT COMPANY CAPITAL CORP.

Attest:                             By:
        -------------------------         --------------------------------
        Name: Savonne Ferguson            Name:  Richard T. Hale
                                          Title: President

                                    Exhibit A

                                               Ordinary Fund Operating
                                                       Expenses
                                             (as a percentage of average
                    Fund                          daily net assets)
                    ----                          -----------------
   European Mid-Cap Fund - Class A Shares               1.60%
   --------------------------------------               -----
   European Mid-Cap Fund - Class B Shares               2.35%
   --------------------------------------               -----
   European Mid-Cap Fund - Class C Shares               2.35%
   --------------------------------------               -----

                    [FORM OF] EXPENSE LIMITATION AGREEMENT

      This EXPENSE LIMITATION AGREEMENT is made as of the 1st day of January, 2002 by and among DEUTSCHE INVESTORS PORTFOLIOS TRUST, a New York business trust (the "Trust") on behalf of JAPANESE EQUITY PORTFOLIO, (the "Portfolio"), DEUTSCHE INVESTORS FUNDS, INC., a Maryland Corporation (the "Corporation") on behalf of JAPANESE EQUITY FUND, (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation ("ICCC"), with respect to the following:

      WHEREAS, ICCC serves as the Portfolio's Investment Advisor (the "Advisor") pursuant to an Investment Advisory Agreement dated May 7, 2001, and the Fund's Administrator pursuant to a Master Services Agreement dated September 1, 2000 (collectively, the "Agreements").

      NOW, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

      4. ICCC, in its capacity as the Portfolio's Advisor and Fund's Administrator, agrees to waive its fees and/ or reimburse expenses to the extent necessary so that the ordinary annual operating expenses for each of the classes set forth on Exhibit A, as may be amended from time to time, do not exceed the percentage of average daily net assets set forth on Exhibit A for the period January 1, 2002 through December 31, 2002. For the purposes of this Agreement, ordinary operating expenses for a Fund generally consist of costs not specifically borne by the Advisor, Administrator or a Fund's principal underwriter, including investment advisory fees, administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations, but excluding: (a) transactions costs (such as brokerage commissions and dealer and underwriter spreads); (b) interest charges on fund borrowings; (c) taxes; (d) litigation and indemnification costs; and (e) extraordinary expenses. Extraordinary expenses are those that are unusual or expected to recur only infrequently, including, but not limited to (i) expenses of the reorganization, restructuring or merger of a Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a Fund or class (except to the extent relating to routine items such as the election of trustees or the approval of independent public accountants); and (iii) expenses of converting to a new custodian, transfer agent or other service provider.

      5. This Agreement shall be effective as to the Portfolio and Fund as of the date the Portfolio and Fund commence operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to the Portfolio, by the Board of Directors of the Corporation with respect to the Fund and, unless sooner terminated as provided herein, shall continue in effect as to the Fund for the stated period and may be extended for another period, provided such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees/Directors of the Trust and Corporation. Upon the termination of any of the Agreements, this Agreement shall automatically terminate with respect to the Portfolio and Fund.

      6. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "1940 Act") shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.


                                    DEUTSCHE INVESTORS PORTFOLIOS TRUST
                                    On behalf of Japanese Equity Portfolio

IV.     Attest:                           By:
              -------------------                -------------------------
        Name: Savonne Ferguson            Name:  Amy M. Olmert
                                          Title: Secretary


                                    DEUTSCHE INVESTORS FUNDS, INC.
                                    On behalf of Japanese Equity Fund

Attest:                             By:
        -------------------------         --------------------------------
        Name: Savonne Ferguson            Name:  Amy M. Olmert
                                          Title: Secretary


                                    INVESTMENT COMPANY CAPITAL CORP.

Attest:                             By:
        -------------------------         --------------------------------
        Name: Savonne Ferguson            Name:  Richard T. Hale
                                          Title: President

                                    Exhibit A

                                               Ordinary Fund Operating
                                                       Expenses
                                             (as a percentage of average
                    Fund                          daily net assets)
                    ----                          -----------------
   Japanese Equity Fund - Class A Shares                1.60%
   -------------------------------------                -----
   Japanese Equity Fund - Class B Shares                2.35%
   -------------------------------------                -----
   Japanese Equity Fund - Class C Shares                2.35%
   -------------------------------------                -----

                    [FORM OF] EXPENSE LIMITATION AGREEMENT

      This EXPENSE LIMITATION AGREEMENT is made as of the 1st day of January, 2002 by and among DEUTSCHE INVESTORS PORTFOLIOS TRUST, a New York business trust (the "Trust") on behalf of TOP 50 ASIA PORTFOLIO, (the "Portfolio"), DEUTSCHE INVESTORS FUNDS, INC., a Maryland Corporation (the "Corporation") on behalf of TOP 50 ASIA FUND, (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation ("ICCC"), with respect to the following:

      WHEREAS, ICCC serves as the Portfolio's Investment Advisor (the "Advisor") pursuant to an Investment Advisory Agreement dated May 7, 2001, and the Fund's Administrator pursuant to a Master Services Agreement dated September 1, 2000 (collectively, the "Agreements").

      NOW, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

      7. ICCC, in its capacity as the Portfolio's Advisor and Fund's Administrator, agrees to waive its fees and/ or reimburse expenses to the extent necessary so that the ordinary annual operating expenses for each of the classes set forth on Exhibit A, as may be amended from time to time, do not exceed the percentage of average daily net assets set forth on Exhibit A for the period January 1, 2002 through December 31, 2002. For the purposes of this Agreement, ordinary operating expenses for a Fund generally consist of costs not specifically borne by the Advisor, Administrator or a Fund's principal underwriter, including investment advisory fees, administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations, but excluding: (a) transactions costs (such as brokerage commissions and dealer and underwriter spreads); (b) interest charges on fund borrowings; (c) taxes; (d) litigation and indemnification costs; and (e) extraordinary expenses. Extraordinary expenses are those that are unusual or expected to recur only infrequently, including, but not limited to (i) expenses of the reorganization, restructuring or merger of a Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a Fund or class (except to the extent relating to routine items such as the election of trustees or the approval of independent public accountants); and (iii) expenses of converting to a new custodian, transfer agent or other service provider.

      8. This Agreement shall be effective as to the Portfolio and Fund as of the date the Portfolio and Fund commence operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to the Portfolio, by the Board of Directors of the Corporation with respect to the Fund and, unless sooner terminated as provided herein, shall continue in effect as to the Fund for the stated period and may be extended for another period, provided such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees/Directors of the Trust and Corporation. Upon the termination of any of the Agreements, this Agreement shall automatically terminate with respect to the Portfolio and Fund.

      9. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "1940 Act") shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.


                                    DEUTSCHE INVESTORS PORTFOLIOS TRUST
                                    On behalf of Top 50 Asia Portfolio

V.      Attest:                           By:
              -------------------                -------------------------
        Name: Savonne Ferguson            Name:  Amy M. Olmert
                                          Title: Secretary


                                    DEUTSCHE INVESTORS FUNDS, INC.
                                    On behalf of Top 50 Asia Fund

Attest:                             By:
        -------------------------         --------------------------------
        Name: Savonne Ferguson            Name:  Amy M. Olmert
                                          Title: Secretary


                                    INVESTMENT COMPANY CAPITAL CORP.

Attest:                             By:
        -------------------------         --------------------------------
        Name: Savonne Ferguson            Name:  Richard T. Hale
                                          Title: President

                                    Exhibit A

                                               Ordinary Fund Operating
                                                       Expenses
                                             (as a percentage of average
                    Fund                          daily net assets)
                    ----                          -----------------
     Top 50 Asia Fund - Class A Shares                  1.60%
     ---------------------------------                  -----
     Top 50 Asia Fund - Class B Shares                  2.35%
     ---------------------------------                  -----
     Top 50 Asia Fund - Class C Shares                  2.35%
     ---------------------------------                  -----

                    [FORM OF] EXPENSE LIMITATION AGREEMENT

      This EXPENSE LIMITATION AGREEMENT is made as of the 1st day of January, 2002 by and among DEUTSCHE INVESTORS PORTFOLIOS TRUST, a New York business trust (the "Trust") on behalf of TOP 50 EUROPE PORTFOLIO, (the "Portfolio"), DEUTSCHE INVESTORS FUNDS, INC., a Maryland Corporation (the "Corporation") on behalf of TOP 50 EUROPE FUND, (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation ("ICCC"), with respect to the following:

      WHEREAS, ICCC serves as the Portfolio's Investment Advisor (the "Advisor") pursuant to an Investment Advisory Agreement dated May 7, 2001, and the Fund's Administrator pursuant to a Master Services Agreement dated September 1, 2000 (collectively, the "Agreements").

      NOW, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

      10. ICCC, in its capacity as the Portfolio's Advisor and Fund's Administrator, agrees to waive its fees and/ or reimburse expenses to the extent necessary so that the ordinary annual operating expenses for each of the classes set forth on Exhibit A, as may be amended from time to time, do not exceed the percentage of average daily net assets set forth on Exhibit A for the period January 1, 2002 through December 31, 2002. For the purposes of this Agreement, ordinary operating expenses for a Fund generally consist of costs not specifically borne by the Advisor, Administrator or a Fund's principal underwriter, including investment advisory fees, administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations, but excluding: (a) transactions costs (such as brokerage commissions and dealer and underwriter spreads); (b) interest charges on fund borrowings; (c) taxes; (d) litigation and indemnification costs; and (e) extraordinary expenses. Extraordinary expenses are those that are unusual or expected to recur only infrequently, including, but not limited to (i) expenses of the reorganization, restructuring or merger of a Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a Fund or class (except to the extent relating to routine items such as the election of trustees or the approval of independent public accountants); and (iii) expenses of converting to a new custodian, transfer agent or other service provider.

      11. This Agreement shall be effective as to the Portfolio and Fund as of the date the Portfolio and Fund commence operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to the Portfolio, by the Board of Directors of the Corporation with respect to the Fund and, unless sooner terminated as provided herein, shall continue in effect as to the Fund for the stated period and may be extended for another period, provided such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees/Directors of the Trust and Corporation. Upon the termination of any of the Agreements, this Agreement shall automatically terminate with respect to the Portfolio and Fund.

      12. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "1940 Act") shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.


                                    DEUTSCHE INVESTORS PORTFOLIOS TRUST
                                    On behalf of Top 50 Europe Portfolio

VI.     Attest:                           By:
              -------------------                -------------------------
        Name: Savonne Ferguson            Name:  Amy M. Olmert
                                          Title: Secretary


                                    DEUTSCHE INVESTORS FUNDS, INC.
                                    On behalf of Top 50 Europe Fund

Attest:                             By:
        -------------------------         --------------------------------
        Name: Savonne Ferguson            Name:  Amy M. Olmert
                                          Title: Secretary


                                    INVESTMENT COMPANY CAPITAL CORP.

Attest:                             By:
        -------------------------         --------------------------------
        Name: Savonne Ferguson            Name:  Richard T. Hale
                                          Title: President

                                    Exhibit A

                                               Ordinary Fund Operating
                                                       Expenses
                                             (as a percentage of average
                    Fund                          daily net assets)
                    ----                          -----------------
    Top 50 Europe Fund - Class A Shares                 1.60%
    -----------------------------------                 -----
    Top 50 Europe Fund - Class B Shares                 2.35%
    -----------------------------------                 -----
    Top 50 Europe Fund - Class C Shares                 2.35%
    -----------------------------------                 -----

                    [FORM OF] EXPENSE LIMITATION AGREEMENT

      This EXPENSE LIMITATION AGREEMENT is made as of the 1st day of January, 2002 by and among DEUTSCHE INVESTORS PORTFOLIOS TRUST, a New York business trust (the "Trust") on behalf of TOP 50 US PORTFOLIO, (the "Portfolio"), DEUTSCHE INVESTORS FUNDS, INC., a Maryland Corporation (the "Corporation") on behalf of TOP 50 US FUND, (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation ("ICCC"), with respect to the following:

      WHEREAS, ICCC serves as the Portfolio's Investment Advisor (the "Advisor") pursuant to an Investment Advisory Agreement dated May 7, 2001, and the Fund's Administrator pursuant to a Master Services Agreement dated September 1, 2000 (collectively, the "Agreements").

      NOW, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

      13. ICCC, in its capacity as the Portfolio's Advisor and Fund's Administrator, agrees to waive its fees and/ or reimburse expenses to the extent necessary so that the ordinary annual operating expenses for each of the classes set forth on Exhibit A, as may be amended from time to time, do not exceed the percentage of average daily net assets set forth on Exhibit A for the period January 1, 2002 through December 31, 2002. For the purposes of this Agreement, ordinary operating expenses for a Fund generally consist of costs not specifically borne by the Advisor, Administrator or a Fund's principal underwriter, including investment advisory fees, administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations, but excluding: (a) transactions costs (such as brokerage commissions and dealer and underwriter spreads); (b) interest charges on fund borrowings; (c) taxes; (d) litigation and indemnification costs; and (e) extraordinary expenses. Extraordinary expenses are those that are unusual or expected to recur only infrequently, including, but not limited to (i) expenses of the reorganization, restructuring or merger of a Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a Fund or class (except to the extent relating to routine items such as the election of trustees or the approval of independent public accountants); and (iii) expenses of converting to a new custodian, transfer agent or other service provider.

      14. This Agreement shall be effective as to the Portfolio and Fund as of the date the Portfolio and Fund commence operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to the Portfolio, by the Board of Directors of the Corporation with respect to the Fund and, unless sooner terminated as provided herein, shall continue in effect as to the Fund for the stated period and may be extended for another period, provided such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees/Directors of the Trust and Corporation. Upon the termination of any of the Agreements, this Agreement shall automatically terminate with respect to the Portfolio and Fund.

      15. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "1940 Act") shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.


                                    DEUTSCHE INVESTORS PORTFOLIOS TRUST
                                    On behalf of Top 50 US Portfolio

VII.    Attest:                           By:
              -------------------                -------------------------
        Name: Savonne Ferguson            Name:  Amy M. Olmert
                                          Title: Secretary


                                    DEUTSCHE INVESTORS FUNDS, INC.
                                    On behalf of Top 50 US Fund

Attest:                             By:
        -------------------------         --------------------------------
        Name: Savonne Ferguson            Name:  Amy M. Olmert
                                          Title: Secretary


                                    INVESTMENT COMPANY CAPITAL CORP.

Attest:                             By:
        -------------------------         --------------------------------
        Name: Savonne Ferguson            Name:  Richard T. Hale
                                          Title: President

                                    Exhibit A

                                               Ordinary Fund Operating
                                                       Expenses
                                             (as a percentage of average
                    Fund                          daily net assets)
                    ----                          -----------------
      Top 50 US Fund - Class A Shares                   1.15%
      -------------------------------                   -----
      Top 50 US Fund - Class B Shares                   1.90%
      -------------------------------                   -----
      Top 50 US Fund - Class C Shares                   1.90%
      -------------------------------                   -----

                    [FORM OF] EXPENSE LIMITATION AGREEMENT

      This EXPENSE LIMITATION AGREEMENT is made as of the 1st day of January, 2002 by and among DEUTSCHE INVESTORS PORTFOLIOS TRUST, a New York business trust (the "Trust") on behalf of TOP 50 WORLD PORTFOLIO, (the "Portfolio"), DEUTSCHE INVESTORS FUNDS, INC., a Maryland Corporation (the "Corporation") on behalf of TOP 50 WORLD FUND, (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation ("ICCC"), with respect to the following:

      WHEREAS, ICCC serves as the Portfolio's Investment Advisor (the "Advisor") pursuant to an Investment Advisory Agreement dated May 7, 2001, and the Fund's Administrator pursuant to a Master Services Agreement dated September 1, 2000 (collectively, the "Agreements").

      NOW, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

      16. ICCC, in its capacity as the Portfolio's Advisor and Fund's Administrator, agrees to waive its fees and/ or reimburse expenses to the extent necessary so that the ordinary annual operating expenses for each of the classes set forth on Exhibit A, as may be amended from time to time, do not exceed the percentage of average daily net assets set forth on Exhibit A for the period January 1, 2002 through December 31, 2002. For the purposes of this Agreement, ordinary operating expenses for a Fund generally consist of costs not specifically borne by the Advisor, Administrator or a Fund's principal underwriter, including investment advisory fees, administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations, but excluding: (a) transactions costs (such as brokerage commissions and dealer and underwriter spreads); (b) interest charges on fund borrowings; (c) taxes; (d) litigation and indemnification costs; and (e) extraordinary expenses. Extraordinary expenses are those that are unusual or expected to recur only infrequently, including, but not limited to (i) expenses of the reorganization, restructuring or merger of a Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a Fund or class (except to the extent relating to routine items such as the election of trustees or the approval of independent public accountants); and (iii) expenses of converting to a new custodian, transfer agent or other service provider.

      17. This Agreement shall be effective as to the Portfolio and Fund as of the date the Portfolio and Fund commence operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to the Portfolio, by the Board of Directors of the Corporation with respect to the Fund and, unless sooner terminated as provided herein, shall continue in effect as to the Fund for the stated period and may be extended for another period, provided such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees/Directors of the Trust and Corporation. Upon the termination of any of the Agreements, this Agreement shall automatically terminate with respect to the Portfolio and Fund.

      18. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "1940 Act") shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.


                                    DEUTSCHE INVESTORS PORTFOLIOS TRUST
                                    On behalf of Top 50 World Portfolio

VIII.   Attest:                           By:
              -------------------                -------------------------
        Name: Savonne Ferguson            Name:  Amy M. Olmert
                                          Title: Secretary


                                    DEUTSCHE INVESTORS FUNDS, INC.
                                    On behalf of Top 50 World Fund

Attest:                             By:
        -------------------------         --------------------------------
        Name: Savonne Ferguson            Name:  Amy M. Olmert
                                          Title: Secretary


                                    INVESTMENT COMPANY CAPITAL CORP.

Attest:                             By:
        -------------------------         --------------------------------
        Name: Savonne Ferguson            Name:  Richard T. Hale
                                          Title: President

                                    Exhibit A

                                               Ordinary Fund Operating
                                                       Expenses
                                             (as a percentage of average
                    Fund                          daily net assets)
                    ----                          -----------------
     Top 50 World Fund - Class A Shares                 1.60%
     ----------------------------------                 -----
     Top 50 World Fund - Class B Shares                 2.35%
     ----------------------------------                 -----
     Top 50 World Fund - Class C Shares                 2.35%
     ----------------------------------                 -----